UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: April 6, 2012
Date of Earliest Event Reported: April 6, 2012
______________________________
______________________________
1111 West Jefferson Street, Suite 200
Boise, Idaho 83702-5388
(Address of principal executive offices) (Zip Code)
(208) 384-7000
(Registrants' telephone number, including area code)

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.	State or other jurisdiction of incorporation
001-33541 333-166926-04	Boise Inc. BZ Intermediate Holdings LLC	20-8356960 27-1197223	Delaware Delaware
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This Form 8-K filing is a combined report being filed separately by two registrants: Boise Inc. and BZ Intermediate Holdings LLC. Unless the context indicates otherwise, any reference in this report to the "company," "we," "us," "our," or "Boise" refers to Boise Inc. together with BZ Intermediate Holdings LLC and its consolidated subsidiaries.

Item 5.04	Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
The company has elected to transfer the Boise Paper Holdings, L.L.C. Savings Plan and the Boise Paper Holdings, L.L.C. Retirement Savings Plan (the Plans) administrative services to the Principal Financial Group. To facilitate this transfer, participants will be unable to trade in the Plans commencing on April 26, 2012, at 2:00 p.m. Mountain Time. Trading is expected to resume during the week of May 7, 2012. Notification of this transfer of the Plans' service provider was provided to all Plan participants.
On April 6, 2012, we sent a notice to our directors and executive officers informing them that, as a result of this transfer and the related trading freeze, the Sarbanes-Oxley Act of 2002 prohibits them from directly or indirectly purchasing, selling, or otherwise acquiring or transferring shares of our common stock or derivative securities acquired in connection with their service or employment as a director or an executive officer of the company during the term of the trading freeze. The trading blackout period for our directors and executive officers also commences on April 26, 2012, at 2:00 p.m. Mountain Time and is expected to end during the week of May 7, 2012, once the transition of the administrative services to the Principal Financial Group has been completed. A copy of the notice to our directors and executive officers is filed with this current report on Form 8-K as Exhibit 99.1 and is incorporated by this reference.
During the trading blackout period and for a period of two years after the ending date of the trading blackout period, our shareholders or other interested parties may obtain, without charge, the actual beginning and ending dates of the trading blackout period from and may direct other inquiries about the trading blackout period to:
Boise Inc.
Attn: Investor Relations
1111 West Jefferson Street, Suite 200
Boise, ID 83702-5388
208-384-7045
InvestorRelations@boiseinc.com

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
The following exhibit is filed as part of this current report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Notice dated April 6, 2012, to Boise Inc. Directors and Executive Officers of Trading Blackout Period and Suspension of Trading in Boise Inc. Common Stock

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOISE INC.		BZ INTERMEDIATE HOLDINGS LLC

By:	/s/ KAREN E. GOWLAND	By:	/s/ KAREN E. GOWLAND
	Karen E. Gowland Senior Vice President, General Counsel and Secretary		Karen E. Gowland Senior Vice President, General Counsel and Secretary
Date: April 6, 2012

3